UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2007

Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent, Suite 1000 Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 404-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated Employment Agreement with Jeffrey W. Jones

On September 26, 2007, Vail Resorts, Inc. (the “Company”) entered into a First Amendment to the Amended and Restated Employment Agreement (the “Agreement”) with Jeffrey W. Jones, Chief Financial Officer of the Company, to provide for the grant on September 30, 2008, to the extent Mr. Jones is still employed on that date, of certain awards of restricted stock units and share appreciation rights totaling $2,300,000 in value (using the Company's standard methodology), which will vest in full on the third anniversary of the date of grant (the “Vesting Date”) and otherwise be subject to the terms of the Company’s Amended and Restated 2002 Long Term Incentive and Share Award Plan (the “2002 Plan”).  All other aspects of Mr. Jones’ existing employment agreement remain in full force and effect.

Adoption of Management Incentive Plan

On September 25, 2007, the Board of Directors of the Company (the “Board”), upon recommendation by the Compensation Committee (the “Committee”) of the Board, approved the revised Vail Resorts, Inc. Management Incentive Plan (the “Plan”).  The purpose of the Plan is to promote the interests of the Company and its stockholders by rewarding Company executives with cash bonus payments based upon the level of achievement of financial, business and other performance objectives established in accordance with the Plan.  The Plan is effective for fiscal years commencing August 1, 2007 and ending July 31, 2012.  The material terms of the Plan are summarized below.

The Plan is to be administered by the Committee, and the Committee has the authority to set performance targets and funding levels under the Plan.  All full-time employees of the Company and any of its subsidiaries at executive levels identified in the Company’s compensation grade structure are eligible to participate in the Plan.

Annual performance-based compensation under the Plan is payable only upon the attainment by the Company of one or more objective performance goals established in writing by the Committee for the fiscal year, at a time in which the attainment of such goals is substantially uncertain.  Performance goals established for determining the funding level of the Plan in any given fiscal year are derived from the achievement by the Company of one or more Reported EBITDA (as defined below) results on a mountain segment, lodging segment, and/or resort (mountain and lodging segments) basis (the “EBITDA Goals”) and, for Vail Resorts Development Company (“VRDC”) executives, certain specific goals applicable to VRDC as described in the Plan (the “VRDC Performance Goals”).  For purposes of the Plan, Reported EBITDA is calculated as segment net revenue less segment operating expense plus or minus segment equity income or loss.  Once the Plan funding level is determined, individual awards are determined based partly upon attainment of the EBITDA Goals and, if applicable, the VRDC Performance Goals, and partly upon the individual’s level of attainment of the executive’s individual performance goals.   The specific target percentage for each executive’s annual performance based compensation is set based on the executive’s position within the Company.

To ensure that performance-based compensation paid pursuant to the Plan qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, the Company intends to submit the material terms of this Plan to the stockholders for approval at its 2007 annual meeting of stockholders.

Adoption of Revised Forms of Stock Option Agreement, Restricted Share [Unit] Agreement and Share Appreciation Rights Agreement

On September 25, 2007, the Committee approved and adopted revised forms of Stock Option Agreement, Restricted Share [Unit] Agreement and Share Appreciation Rights Agreement (each a “Revised Form Agreement” and together, the “Revised Form Agreements”) to be used in connection with future grants of stock options, restricted shares or restricted share units (“RSUs”) and stock appreciation rights (“SARs”) under the 2002 Plan.  The foregoing description of the Revised Form Agreements is qualified in its entirety by reference to the Revised Form Agreements, copies of which were filed as Exhibits 10.20, 10.21 and 10.22 on Form 10-K of Vail Resorts, Inc. filed September 27, 2007 and are incorporated by reference herein.

Executive Officer Equity Grants

On September 25, 2007, the Committee granted RSUs and SARs, pursuant to the 2002 Plan, to the Company’s executive officers, including its named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission).  Both the RSUs and SARs vest over three years, commencing on the first anniversary of the grant date.  The SARs have an exercise price of $60.05, the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of grant.  The number of RSUs and SARs granted to the executive officers is as follows:

Name	Title	RSUs	SARs
Robert A. Katz	Chief Executive Officer	4,791	72,428
Jeffrey W. Jones	Senior Executive Vice President and Chief Financial Officer	2,051	17,396
Fiona E. Arnold	Senior Vice President and General Counsel	811	8,108
Keith Fernandez	President – Real Estate Division – Vail Resorts Development Company	2,729	25,717
William A. Jensen	President of the Mountain Division	1,538	14,497

The RSU and SAR agreements used to award these grants to executive officers are consistent with the Revised Form Agreements as described above.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In order to reduce the number of transactions in securities for which settlement is effected by the physical delivery of securities certificates and thereby reduce the risks, costs, and delays associated with the physical delivery of securities certificates, under new Section 501.00 of the NYSE Listed Company Manual (the “Listed Company Manual”), the New York Stock Exchange LLC (“NYSE”) will require listed companies’ securities to be eligible for a direct registration system operated by an eligible clearing agency, currently The Depository Trust Company (“DTC”), by January 1, 2008, other than those securities which are specifically permitted under NYSE rules to be and which are book-entry only (such as debt securities).  The Direct Registration System (“DRS”) allows an investor to establish, either through the issuer's transfer agent or through the investor's broker-dealer, a book-entry position on the books of the issuer and to electronically transfer his or her position between the transfer agent and the broker-dealer of his or her choice through a facility currently administered by DTC.  DRS, therefore, enables an investor to have securities registered in his or her name without having a securities certificate issued to him or her and to electronically transfer his or her securities to his or her broker-dealer in order to effect a transaction without the risk and delays associated with the use of securities certificates.

On September 25, 2007, the Board of Directors of the Company approved the Amended and Restated Bylaws, attached as Exhibit 3.1 to this current report, to ensure that the Company’s common stock listed on the NYSE is eligible for DRS in accordance with Section 501.00 of the Listed Company Manual.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: September 28, 2007	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Vail Resorts, Inc., dated September 25, 2007.
10.1	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.20 on Form 10-K of Vail Resorts, Inc. for the year ended July 31, 2007.)
10.2	Form of Restricted Share [Unit] Agreement (Incorporated by reference to Exhibit 10.21 on Form 10-K of Vail Resorts, Inc. for the year ended July 31, 2007.)
10.3	Form of Share Appreciation Rights Agreement (Incorporated by reference to Exhibit 10.22 on Form 10-K of Vail Resorts, Inc. for the year ended July 31, 2007.)